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                                                                    EXHIBIT 10.9

                          LOAN AND SECURITY AGREEMENT

     This LOAN AND SECURITY AGREEMENT is entered into as of March 31, 1999 by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, Massachusetts 02481, doing business under the name "Silicon Valley East" ("Bank") and ESPERION THERAPEUTICS, INC., a Delaware corporation with its principal place of business at 3621 S. State Street, 695 KMS Place, Ann Arbor, Michigan 48108 ("Borrower").

                                   RECITALS
                                   --------

     Borrower wished to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                   AGREEMENT
                                   ---------

1.   DEFINITIONS AND CONSTRUCTION
     ----------------------------

     1.1   Definitions. As used in this Agreement, the following terms shall
           -----------
have the following definitions:


           "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Person's managers and members.

           "Agreement" means this Loan and Security Agreement.

           "Bank Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, (including fees and expenses of appeal or review, or those incurred in any Insolvency Proceeding) whether or not suit is brought.

           "Borrower's Books" means all of Borrower's books and records including, without limitation: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

           "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

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         "Closing Date" means the date of this Agreement.

         "Code" means the Massachusetts Uniform Commercial Code.

         "Collateral" means the property described on Exhibit A attached
                                                      ---------
hereto.

         "Committed Equipment Line" means a credit extension of up to One Million Five Hundred Thousand Dollars ($1,500,000.00), less any other Obligations outstanding to the Bank.

         "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposits in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

         "Credit Extension" means each Equipment Advance, or any other extension of credit by Bank for the benefit of Borrower hereunder.

         "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

         "Equipment Advance" has the meaning set forth in Section 2.1.1.

         "Equipment Availability End Date No. 1" shall mean and refer to the Closing Date.

         "Equipment Availability End Date No. 2" shall mean six (6) months following the Closing Date.

         "Equipment Maturity Date No. 1" means the date which is thirty-six (36) months from the Closing Date.

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         "Equipment Maturity Date No. 2" means the date which is forty-two (42)
months from the Closing Date.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

         "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

         "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

         "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

         "Investment" means any beneficial ownership of (including stock, partnership, interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

         "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

         "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

         "Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other present or future agreement entered into between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.

         "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

         "Maturity Date" means, as applicable, (i) the Equipment Maturity Date No. 1 for Equipment Advances pursuant to Equipment Line No. 1, and (ii) the Equipment Maturity Date No. 2 for Equipment Advances pursuant to Equipment Line No. 2.

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         "Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, and any notes, drafts, instruments, securities, documents of title, or chattel paper, owned by or payable to Borrower.

         "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

         "Payment Date" means the first calendar day of each month commencing on the first such date after the Closing Date.

         "Permitted Indebtedness" means:

               (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

               (b) Indebtedness existing on the Closing Date and disclosed in the Schedule:

               (c)   Subordinated Debt;

               (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

               (e)   Indebtedness secured by Permitted Liens.

         "Permitted Investment" means:

                     (a) Investments existing on the Closing Date disclosed in the Schedule; and

               (b) (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof,
(ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investment Service, Inc., and (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank; and

               (c) Investments in Esperion AB, a Subsidiary of the Borrower, in the aggregate amount of Five Hundred Thousand Dollars ($500,000.00) per calendar year.

               "Permitted Liens" means the following:

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                     (a)   Any Liens existing on the Closing Date and disclosed
               in the Schedule or arising under this Agreement or the other Loan Documents;

               (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserved are maintained on Borrower's Books in accordance with GAAP, provided the same have no priority
                                          --------
over any of Bank's security interests;

               (c) Liens (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so
                 --------
acquired and improvements thereon, and the proceeds of such equipment;

               (d) Leases or subleases and licenses or sublicenses granted to others in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and its Subsidiaries taken as a whole;

               (e) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or
                               --------
replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;

               (f) Statutory inchoate liens in connection with workmen's compensation, unemployment insurance or other social security obligations;

               (g) Mechanic's, workman's, materialman's, landlord's carrier's, warehouseman's, laborer's or other similar liens arising in the ordinary course of business with respect to obligations that are not due; and

               (h) Judgments that are not an Event or Default under Section 8.8 hereunder.

               "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

               "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

               "Responsible Officer" means each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

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                  "Schedule" means the schedule of exceptions attached hereto, if any.

                  "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

                  "Subsidiary" means with respect to any Person, corporation, partnership, company association, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

                  "Tangible Net Worth" means as of any applicable date, the consolidated total assets of Borrower and its Subsidiaries minus, without
                                                           -----
duplication, (i) the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities.
---

                  "Total Liabilities" means as of any applicable date, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all indebtedness, but specifically excluding Subordinated Debt.

         1.2      Accounting and Other Terms. All accounting terms not
                  --------------------------
specifically defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GAAP. When used herein, the term "financial statements" shall include the notes and schedules thereto. The terms "including" or "includes" shall always be read as meaning "including (or includes) without limitation", when used herein or in any other Loan Document.

2.       LOAN AND TERMS OF PAYMENT
         -------------------------

         2.1      Credit Extensions. Borrower promises to pay to the order of
                  -----------------
Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

         2.1.1    Equipment Advances.
                  ------------------

                  (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make advances (each an "Equipment Advance" and collectively, the "Equipment Advances") to Borrower in an aggregate amount not to exceed the Committed Equipment Line in the following manner: (i) first, in one advance to occur on the Equipment Availability End Date No. 1 (the "Equipment Line No. 1"), and (ii) thereafter, in an aggregate amount equal to the Committed Equipment Line, less the outstanding principal amounts advanced pursuant to Equipment Line No. 1, at any time from the Closing Date through the Equipment Availability End Date No. 2 (the "Equipment Line No. 2"). To evidence the Equipment Advance or Equipment Advances, Borrower shall deliver to Bank, at the time of each Equipment Advance request, an invoice for the equipment to be purchased or refinanced, or tenant improvements to be performed. Equipment Advance requests under Equipment Line No. 1 shall only be permitted for Equipment purchased between August 1, 1998 and November 30, 1998. Equipment Advance requests under Equipment Line No. 2 shall only be permitted for Equipment purchased on or after December 1, 1998. All Equipment Advance requests under Equipment Line No. 1 must be submitted by the Borrower to the Bank on or before the Closing Date in order for such requests to be eligible for an Equipment Advance. The Equipment Advances shall be used only to purchase or refinance Equipment or fund tenant improvements and shall not exceed One Hundred Percent (100%) of the invoice amount of such equipment approved from time to time by Bank. Taxes, shipping, warranty charges, freight discounts and installation expense and tenant improvements to be made by Borrower shall be limited, in the aggregate, to thirty-five percent (35.0%) of outstanding Equipment Advances, which limitation shall be tested prior to each Equipment Advance request.

           (b) Interest shall accrue from the date of each Equipment Advance at the per annum rate specified in Section 2.2(a) and shall be payable monthly on the Payment Date of each month. Any Equipment Advances made pursuant to the Equipment Line No. 1 that are outstanding on the Equipment Availability End Date No. 1 will be payable in thirty-six (36) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of the month following the Equipment Availability End Date No. 1 and ending on the Equipment Maturity Date No. 1. Any Equipment Advances made pursuant to the Equipment Line No. 2 that are outstanding on the Equipment Availability End Date No. 2 will be payable in thirty-six (36) equal monthly installments of principal, plus all accrued interest, beginning on the Payment Date of the month following the Equipment Availability End Date No. 2 and ending on the Equipment Maturity Date No. 2. Equipment Advances, once repaid, may not be reborrowed.

           (c) When Borrower desires to obtain an Equipment Advance, Borrower shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Eastern time one (1) Business Day before the day on which the Equipment Advance is to be made. Such notice shall be substantially in the form of Exhibit B. The notice shall be signed by a Responsible Officer or its designee and include a copy of the invoice for the Equipment to be financed.

     2.2   Interest Rates, Payments, and Calculations.
           ------------------------------------------

           (a)    Interest Rate. Except as set forth in Section 2.2(b), any
                  -------------
Advances shall bear interest, on the average daily balance thereof, at a per annum rate equal to the aggregate of the Prime Rate, plus One percent (1.0%).

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           (b) Default Rate. All Obligations shall bear interest, from and after
               ------------
the occurrence of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

           (c) Payments. Interest hereunder shall be due and payable on each
               --------
Payment Date. Borrower hereby authorizes Bank to debit any accounts with Bank, including, without limitation, Account Number ________________ for payments of principal and interest due on the Obligations and any other amounts owing by Borrower to Bank. Bank will notify Borrower of all debits which Bank has made against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

           (d) Computation. In the event the Prime Rate is changed from time to
               -----------
time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

     2.3   Crediting Payments. Prior to the occurrence of an Event of Default,
           ------------------
Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer funds, check, or other item of payment, whether directed to Borrower's deposit account with Bank or to the Obligations or otherwise, shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 3:00 P.M. Eastern time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

     2.4   Fees.  Borrower shall pay to Bank the following:
           ----

           (a) Facility Fee. A Facility Fee equal to Five Thousand Six Hundred
               ------------
Twenty-Five Dollars ($5,625.00), which fee shall be due on the Closing Date and shall be fully earned and non-refundable;

           (b) Financial Examination and Appraisal Fees. Bank's customary fees
               ----------------------------------------
and out-of-pocket expenses for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time by Bank or its agents, which appraisals are limited to once per year until after the occurrence of an Event of Default hereunder;

           (c) Bank Expenses. Upon demand from Bank, including, without
               -------------
limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses, and after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

     2.5   Additional Costs. In case any law, regulation, treaty or official
           ----------------
directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

           (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

           (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

           (c) imposes upon Bank any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to any loans, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

     2.6   Term. Except as otherwise set forth herein, this Agreement shall
           ----
become effective on the Closing Date and subject to Section 12.7, shall continue in full force and effect for a term ending on the Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default. Notwithstanding termination of this Agreement, Bank's lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

3.   CONDITIONS OF LOANS
     -------------------

     3.1   Conditions Precedent to Initial Credit Extension. The obligation of
           ------------------------------------------------
Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank the following:

           (a)      this Agreement;

           (b) a certificate of the Secretary of Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

           (c)      financing statements (Forms UCC-1);

           (d)      insurance certificate;

           (e)      payment of the fees and Bank Expenses then due specified in
Section 2.4 hereof;

           (f)      Certificates of Good Standing and Foreign Qualification; and

           (g) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     3.2   Conditions Precedent to all Credit Extensions. The obligations of
           ---------------------------------------------
Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

           (a) timely receipt by Bank of the Payment/Advance From as provided in Section 2.1; and

           (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each date, and no Event of Default shall have occurred and be continuing, or would result from such Credit Extension. The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2(b).

4.   CREATION OF SECURITY INTEREST
     -----------------------------

     4.1  Grant of Security Interest. Borrower grants and pledges to Bank a
          --------------------------
continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure payment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

     4.2  Delivery of Additional Documentation Required. Borrower shall from
          ---------------------------------------------
time to time execute and deliver to Bank, at the request of Bank, all financing statements and other documents that Bank may reasonably request in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

     4.3  Right to Inspect. Bank (through any of its officers, employees, or
          ----------------
agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

5.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     Borrower represents and warrants as follows:

     5.1  Due Organization and Qualification. Borrower and each Subsidiary is a
          ----------------------------------
corporation or entity duly existing and in good standing under the laws of its state of incorporation or organization and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to so qualify would not have a Material Adverse Effect.

     5.2  Due Authorization; No Conflict. The execution, delivery, and
          ------------------------------
performance of the Loan Document are within Borrower's corporate powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles/Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any material agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

     5.3  No Prior Encumbrances. Borrower has good and indefeasible title to the
          ---------------------
Collateral, free and clear of Liens, except for Permitted Liens.

     5.4  Name; Location of Chief Executive Office.  Except as disclosed in the
          ----------------------------------------
Schedule, Borrower has not done business and will not without at least thirty
(30) days prior written notice to Bank do business under any name other than that specified on the signature page thereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

     5.5  Litigation. There are no actions or proceedings pending, or, to
          ----------
Borrower's knowledge, threatened by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

     5.6  No Material Adverse Change in Financial Statements. All consolidated
          --------------------------------------------------
financial statements related to Borrower and any Subsidiary that have been delivered to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank on or about the Closing Date.

     5.7  Solvency.  Borrower is able to pay its debts (including trade debts)
          --------
as they mature.

     5.8  Regulatory Compliance.  Borrower and each Subsidiary has met the
          ---------------------
minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act, except to the extent such failure to comply would not have a Material Adverse Effect. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

     5.9  Environmental Condition.  None of Borrower's or any Subsidiary's
          -----------------------
properties or assets has ever been used by Borrower or any Subsidiary in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designed or identified in any manner pursuant to any environmental protection statute as a hazardous waste substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any

Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the release, or other disposition of hazardous waste or hazardous substances into the environment.

     5.10  Taxes.  Borrower and each Subsidiary has filed or caused to be filed
           -----
all tax returns required to be filed on a timely basis (subject to applicable extensions), and has paid, or has made adequate provision for the payment of, all taxes reflected therein, except those being contested in good faith by proper proceedings with adequate reserves under GAAP.

     5.11  Subsidiaries.  Borrower does not own any stock, partnership interest
           ------------
or other equity securities of any Person, except for Permitted Investments, and the Borrower's ownership interests in Esperion AB, a Subsidiary of the Borrower.

     5.12  Government Consents.  Borrower and each Subsidiary has obtained all
           -------------------
consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted, except where the failure to do so would not have a Material Adverse Effect.

     5.13  Full Disclosure.  No representation, warranty or other statement made
           ---------------
by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

6.   AFFIRMATIVE COVENANTS
     ---------------------

     Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

     6.1   Good Standing.  Borrower shall maintain its and each of its
           -------------
Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation or organization and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrower's business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

     6.2   Government Compliance.  Borrower shall meet, and shall cause each
           ---------------------
Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances end government rules and regulations to which it is subject, noncompliance with which could have a Material

Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

     6.3  Financial Statements, Reports, Certificates.  Borrower shall deliver
          -------------------------------------------
to Bank: (a) as soon as available, but in any event within thirty (30) days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank;
(b) as soon as available, but in any event within one hundred twenty (120) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000) or more; and (d) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

     Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto.
                                                             ---------

     6.4  Inventory; Returns.  Borrower shall keep all Inventory in good and
          ------------------
marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

     6.5  Taxes.  Borrower shall make, and shall cause each Subsidiary to make,
          -----
due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law (subject to applicable extensions), and will execute and deliver to Bank, en demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those law concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if (i) the amount or validity of such payment is contested in good faith by appropriate proceedings, (ii) Borrower or Subsidiary, as the case may be, has established proper reserves (to the extent required by GAAP) and (iii) no lien other than a Permitted Lien results.

     6.6    Insurance.
            ---------

            (a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

            (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty
(20) days notice to Bank before canceling its policy for any reason. At Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

     6.7    Depository.  Borrower shall maintain its principal depository-and
            ----------
operating accounts with Bank.

     6.8    Liquidity Ratio. Borrower shall maintain, as of the last day of each
            ---------------
calendar month, a ratio of the Borrower's cash plus cash equivalents acceptable to the Bank divided by Obligations, of at least 2.0 to 1.0.

     6.9    Tangible Net Worth. Borrower shall maintain, as of the last day of
            ------------------
each calendar month, a Tangible Net Worth of not less than Three Million Dollars ($3,000,000.00).

     6.10   Further Assurances. At any time and from time to time Borrower shall
            ------------------
execute and deliver such further instruments and tae such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

7.   NEGATIVE COVENANTS
     ------------------

     Borrower covenants and agrees that, so long as any Credit Extension hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Equipment Advances, Borrower will not do any of the following:

     7.1    Dispositions.  Convey, sell, lease, transfer or otherwise dispose of
            ------------
(collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers: (i) of inventory or other business property in the ordinary course of business, (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; (iii) that constitute payment of normal and usual operating expenses in the ordinary course of business; or (iv) of worn-out or obsolete Equipment.

     7.2    Changes in Business, Ownership, or Management, Business Locations.
            -----------------------------------------------------------------
Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower aid any business substantially similar or related thereto (or incidental thereto), or suffer a material change in Borrower's ownership or management without the consent of Bank which shall not be unreasonably withheld. Borrower will not without at least thirty (30) days prior written notification to Bank, relocate its chief executive office or add any new offices or business locations.

     7.3    Mergers or Acquisitions.  Merge or consolidate, or permit any of its
            -----------------------
Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person.

     7.4    Indebtedness.  Create, incur, assume or be or remain liable with
            ------------
respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

     7.5    Encumbrances. Create, Incur, assume or suffer to exist any Lien with
            ------------
respect to any of the Collateral, or assign or otherwise convey any right to receive income, except for Permitted Liens.

     7.6    Distributions.  Pay any dividends or make any other distribution or
            -------------
payment on account of or in redemption, retirement or purchase of any capital stock.

     7.7    Investments.  Directly or indirectly acquire or own, or make any
            -----------
Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

     7.8    Transactions with Affiliates.  Directly or Indirectly enter into or
            ----------------------------
permit to exist any material transaction with any Affiliate of Borrower except for Permitted Investments, and transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.

     7.9    Subordinated Debt.  Make any payment in respect of any Subordinated
            -----------------
Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

     7.10   Compliance.  Become an "Investment company" or a company controlled
            ----------
by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stork, or use the proceeds of any Equipment Advance for such purpose; fail to meet the minimum funding requirements of ERISA permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral; or permit any of its Subsidiaries to do any of the foregoing.

8.   EVENTS OF DEFAULT
     -----------------

     Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

     8.1   Payment Default.  If Borrower fails to pay, when due, any of the
           ---------------
Obligations.

     8.2   Covenant Default.
           ----------------

           (a) If Borrower fails to perform any obligation under Sections 6.3, 6.6, 6.7, 6.8, or 6.9 or violates any of the covenants contained in Article 7 of this Agreement; or

           (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other person or future agreement between Borrower and Bank and as to any default under such other term, provision, condition covenant or agreement that can be cured, has failed to cure such default within thirty (30) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the thirty
(30) day period or cannot after diligent attempts by Borrower be cured within such thirty (30) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Equipment Advances will be required to be made during such cure period);

     8.3   Material Adverse Change.  If there (i) occurs a Material Adverse
           -----------------------
Effect, or (ii) is a material impairment of the priority of Bank's security interests in the Collateral;

     8.4   Attachment.  If any material portion of Borrowers assets is attached,
           ----------
seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

     8.5  Insolvency. If Borrower becomes insolvent, or if an Insolvency
          ----------
Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within 30 days (provided that no Equipment Advances will ho made prior to the dismissal of such Insolvency Proceeding);

     8.6  Other Agreements. If there is a default in any agreement to which
          ----------------
Borrower is a party with a third party or parties resulting in a right by such third patty or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess-of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Effect;

     8.7  Subordinated Debt.  If Borrower makes any payment on account of
          -----------------
Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

     8.8  Judgments. If a judgment or judgments for the payment of money in an
          ---------
amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

     8.9  Misrepresentations. If any material misrepresentation or material
          ------------------
misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate or writing delivered to Bank by Borrower or any Person acting on Borrower's behalf pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

9.   BANK'S RIGHTS AND REMEDIES
     --------------------------

     9.1  Rights and Remedies. Upon the occurrence and during the continuance of
          -------------------
an Event of Default, Bank may, at its election, without notice of its election end without demand, do any one or more of the following, all of which are authorized by Borrower.

          (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 all Obligations shall become immediately due and payable without any action by Bank);

          (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

          (c) Without notice to or demand upon Borrower, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to-take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's premises, Borrower hereby grants Bank a license to enter such premises and to occupy the same, without charge in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

          (d) Without notice to Borrower set off mad apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) Indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

          (e) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right, solely pursuant to the provisions of this Section 91, to use, without charge, Borrowers labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 91, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

          (f) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply the proceeds thereof to the Obligations in whatever manner or order it deems appropriate;

          (g) Bank may credit bid and purchase any Collateral at any public sale, or at any private sale as permitted by law and

          (h) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

     9.2  Power of Attorney.  Effective only upon the occurrence and during the
          -----------------
continuance of an Event of Default, Borrower hereby irrevocably appoints. Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; (b) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (c) provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in
Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

     9.3  Bank Expenses. If Borrower fails to pay any amounts or furnish any
          -------------
required proof of payment due to third persons or entitles, as required under the terms of this Agreement, then Bank may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves under the Committed Equipment Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies o(the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Basic deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

     9.4  Bank's Liability for Collateral.  So long as Bank complies with
          -------------------------------
reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

     9.5  Remedies Cumulative. Bank's rights and remedies under this Agreement,
          -------------------
the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not expressly set forth herein as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

     9.6  Demand; Protest. Borrower waives demand, protest, notice of protest,
          ---------------
notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

10.  NOTICES
     -------

     Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mall, postage prepaid) shall be personally delivered or sent by a recognized. overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

          If to Borrower:   Esperion Therapeutics, Inc,.
                            3621 S. State Street
                            695 KMS Place
                            Ann Arbor, Michigan 48108
                            Attn: Mr. Timothy Mayleben, Chief Financial Officer
                            FAX: (734) 332-0516

          with a copy to:   Sills, Cummis, Radin, Tischman, Epstein & Gross
                            One Riverfront Plaza
                            Newark, New Jersey 07102
                            Attention: Ira Rosenberg, Esquire
                            FAX: (723) 643-6500

          If to Bank:       Silicon Valley Bank
                            40 William Street
                            Wellesley, Massachusetts 02481
                            Attn:  Mr. Phillip S. Ernst, Vice President
                            FAX: (781) 431-9906

          with a copy to:   Riemer & Braunstein LLP
                            Three Center Plaza
                            Boston, Massachusetts 02018
                            Attn: David A. Ephraim, Esquire
                            FAX: (617) 723-6831

     The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

11.  CHOICE OF LAW AND VENUE: JURY WAIVER
     ------------------------------------

     The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA.

     BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

12.  GENERAL PROVISIONS
     ------------------

     12.1 Successors and Assigns. This Agreement shall bind and inure to the
          ----------------------
benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Banks prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the light without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

     12.2 Indemnification. Borrower shall, indemnify, defend, protect and hold
          ---------------
harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under the Loan Documents, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

     12.3 Time of Essence. Time is of the essence for the performance of all
          ---------------
obligations set forth in this Agreement.

     12.4 Severability of Provisions. Each provision of this Agreement shall be
          --------------------------
severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

     12.5 Amendments in Writing, Integration. This Agreement cannot be amended
          ----------------------------------
or terminated except by a writing signed by Borrower and Bank. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

     12.6 Counterparts. This Agreement may be executed in any number of
          ------------
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

     12.7 Survival. All covenants, representations and warranties made in this
          --------
Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bask with respect to the expenses, damages, losses, costs and liabilities described in Section
12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run; provided that so long as the obligations referred to in the first sentence of this Section 12.7 have been satisfied, and Bank has no commitment to make any Credit Extensions or to make any other loans to Borrower, Bank shall release all security interests. granted hereunder and redeliver all Collateral held by it in accordance with applicable law, and shall deliver any and all UCC-3 termination statements and other documents that Borrower reasonably requests.

     12.8 Confidentiality. In handling any confidential information Bank shall
          ---------------
exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Bank in connection with their present or prospective business relations with Borrower, (ii) to prospective tranaferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as requited by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank, and (v) as may be necessary in connection with the exercise of any remedies hereunder. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bask when disclosed to Bank, or becomes part of the-public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.

     12.9 Countersignature. This Agreement shall become effective only when it
          ----------------
shall have been executed by Borrower and Bank (provided, however, In no event shall this Agreement become effective until signed by an officer of Bank in California).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first above written.


                              ESPERION THERAPEUTICS, INC.



                              By: /s/ Tim Mayleben
                                 ---------------------------------------------

                              Name: Tim Mayleben
                                   -------------------------------------------

                              Title: Vice President of Finance, CFO and
                                     -----------------------------------------
                                     Treasurer
                                     ---------


                              By: /s/ Roger S. Newton
                                 ---------------------------------------------

                              Name: Roger S. Newton
                                   -------------------------------------------

                              Title: President/CEO
                                    ------------------------------------------


                              SILICON VALLEY BANK, d/b/a
                              SILICON VALLEY EAST


                              By: /s/ Jonathan L. Gray
                                 ---------------------------------------------

                              Name: Jonathan L. Gray
                                   -------------------------------------------

                              Title: Senior Vice President
                                    ------------------------------------------


                              SILICON VALLEY BANK


                              By: /s/ Michael Jordan
                                 ---------------------------------------------

                              Name: Michael Jordan
                                   -------------------------------------------

                              Title:  AVP
                                    ------------------------------------------
                                    (Signed in Santa Clara County, California)

                                   EXHIBIT A
                                   ---------

The Collateral shall consist of all right, title and interest of Borrower in and to the following:

          (a) All goods and equipment and other fixed assets now owned or hereafter acquired which are financed or refinanced by the Bank, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any Interest In any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located; and

          (b) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                   EXHIBIT B
                                   ---------

                  LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM
             DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., E.S.T.


TO:  CENTRAL CLIENT SERVICE DIVISION                 DATE:__________________
  ----------------------------------

FAX #: (781) 431-0755                                TIME:__________________
      ---------------

FROM: EXPERION THERAPEUTICS, INC.
     -------------------------------
       BORROWER'S NAME

FROM:____________________________________________________________
      AUTHORIZED SIGNER'S NAME

_________________________________________________________________
AUTHORIZED SIGNATURE

PHONE:___________________________________________________________

FROM ACCOUNT #________________        TO ACCOUNT #_______________

----------------------------------------------------------- -------------------
REQUESTED TRANSACTION TYPE                   REQUEST DOLLAR AMOUNT
--------------------------                   ---------------------
PRINCIPAL INCREASE (ADVANCE)                 $
PRINCIPAL PAYMENT (ONLY)                     $
INTEREST PAYMENT (ONLY)                      $
PRINCIPAL AND INTEREST (PAYMENT)             $

OTHER INSTRUCTIONS:
-------------------------------------------------------------------------------

         All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for an Equipment Advance Confirmed by this Advance Request; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

-------------------------------------------------------------------------------
                                BANK USE ONLY:
                              TELEPHONE REQUEST:
                              ------------------
The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

-------------------------
Authorized Requester
                                             -----------------------
                                             Authorized Signature (Bank)
                                             Phone #_________________
-------------------------------------------------------------------------------

                                   EXHIBIT C
                                   ---------

                            COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK

FROM:    ESPERION THERAPEUTICS, INC.

     The undersigned authorized officer of ESPERION THERAPEUTICS, INC. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in compliance for the period ending ______ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAA) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

     Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant               Required                              Complies
------------------               --------                              --------
Financial Statements             Monthly within 30 days                Yes  No

Annual (CPA Audited)             FYE within 120 days                   Yes  No

                                 Required                   Actual     Complies
                                 --------                   ------     --------
Financial Covenant
------------------
Maintain on a Monthly Basis:
                                 2.0:1.0                    ____:1.0   Yes  No
Minimum Liquidity
                                                            $_____     Yes  No
Minimum Tangible Net Worth       $3,000,000.00

                                                ------------------------------
                                                      BANK USE ONLY

                                                Received By:_________________
                                                Date:_____________________
                                                Reviewed
                                                By:_______________________
                                                Compliance Status:  Yes/No
                                                ------------------------------
Comments Regarding Exceptions:
Sincerely,
_______________     Date:____________
SIGNATURE

_______________
TITLE